UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement.

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Definitive Proxy Statement.

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Definitive Additional Materials.

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Soliciting Material Pursuant to §240.14a-12.

SL Investment Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SL Investment Corp.
1585 Broadway
New York, NY 10036
April 23, 2021
To Our Stockholders:
We are pleased to invite you to participate in the 2021 Annual Meeting of Stockholders (the “Meeting”) of SL Investment Corp. (“we,” “us,” “our” or the “Company”) to be held virtually on June 2, 2021, at 9:00 a.m. Eastern Time, at the following website: www.virtualshareholdermeeting.com/MSSLIC2021. The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.
At the virtual Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s preferred stock, voting together as a single class, will be asked to consider and vote upon proposals to elect one director of the Company and to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Additionally, holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, will be asked to elect one director of the Company.
After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the election of both of our director nominees and “FOR” the ratification of our selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.
On behalf of management and our Board of Directors, we thank you for your continued support of the Company.
Sincerely,
/s/ David N. Miller

David N. Miller
Chairman
New York, NY
April 23, 2021

SL INVESTMENT CORP.
1585 Broadway
New York, NY 10036
NOTICE OF THE VIRTUAL 2021 ANNUAL MEETING OF STOCKHOLDERS
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MSSLIC2021
June 2, 2021, 9:00 a.m. Eastern Time
To Our Stockholders:
Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Meeting”) of SL Investment Corp. (“we,” “us,” “our” or the “Company”) will be held virtually on June 2, 2021, at 9:00 a.m. Eastern Time at the following website: www.virtualshareholdermeeting.com/MSSLIC2021. The Meeting is being held for the following purposes:
1.
To elect two directors:

a.   Mr. Jeffrey S. Levin, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity.
b.   Ms. Joan Binstock, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve for a three-year term until her successor has been elected and qualified or until her earlier resignation, removal, death or incapacity.
2.
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.
To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Only holders of record of our common stock and our preferred stock at the close of business on April 8, 2021 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.
We are furnishing the accompanying proxy statement and proxy card to holders of our common stock and preferred stock on the internet, rather than mailing printed copies of those materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway, New York, NY 10036, by email at msdlf@morganstanley.com or by phone at 212-761-4000.
If you are unable to participate in the Meeting, we encourage you to vote your proxy by following the instructions provided on the Notice of Internet Availability of Proxy Materials or the proxy card. Stockholders may also request from us free of charge printed copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Our Board of Directors unanimously recommends that you vote “FOR” the election of both of our director nominees and “FOR” the ratification of our selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
The enclosed proxy statement provides a detailed description of the Meeting, each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,
/s/ Orit Mizrachi

Orit Mizrachi
Secretary
New York, NY
April 23, 2021
The proxy statement, a form of proxy card and the Company’s 2020 annual report to the stockholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available online at www.proxyvote.com. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, please follow the instructions in your Notice of Internet Availability of Proxy Materials or the instructions that accompanied your proxy materials. Please allow time to complete online check in procedures prior to the start of the Meeting.
To ensure a quorum is present at the Meeting, stockholders are requested to follow the instructions provided on the Notice of Internet Availability of Proxy Materials to vote their shares or to request, execute and return promptly a proxy card. Votes pursuant to this proxy statement are being solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation may be provided by the stockholder in the same manner as the proxy being revoked.
If, as a result of the coronavirus pandemic, our offices are not generally open during the ten days prior to the Meeting, stockholders may request a list of stockholders of record as of the Record Date for any purpose germane to the Meeting by contacting us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036, by email at msdlf@morganstanley.com or by phone at 212-761-4000. A list of stockholders of record will be available for inspection during the Meeting through the meeting website.

SL Investment Corp.
1585 Broadway
New York, NY 10036
PROXY STATEMENT
FOR THE VIRTUAL 2021
ANNUAL MEETING OF STOCKHOLDERS
Proxies are being solicited on behalf of the Board of Directors (the “Board”) of SL Investment Corp., which is sometimes referred to in this proxy statement as “we,” “us,” “our” or the “Company,” for use at the Company’s 2021 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on June 2, 2021, at 9:00 a.m. Eastern Time at the following website: www.virtualshareholdermeeting.com/MSSLIC2021. Only holders of record of our common stock and our preferred stock at the close of business on April 8, 2021 (the “Record Date”) will be entitled to notice of and to vote at the virtual Meeting. At the close of business on the Record Date, we had 4,987,574.766 shares of common stock and 521 shares of preferred stock outstanding and entitled to vote at the Meeting.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet, including the proxy statement and the form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 23, 2021 to our holders of record of our common stock and our preferred stock as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need the 16-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet. If you have not received a copy of the Notice, please contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036, by email at msdlf@morganstanley.com or by phone at 212-761-4000.
Annual Meeting Information
The Meeting will be completely virtual and conducted only via a live webcast. There will be no physical meeting location. The virtual Meeting will be held on June 2, 2021 at 9:00 a.m., Eastern Time. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MSSLIC2021 and enter the 16-digit control number included in your Notice, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting please call the support number that will be posted on the virtual Meeting platform log-in page.
You are entitled to participate in the virtual Meeting only if you are a holder of record of the Company’s common stock or preferred stock as of the close of business on the Record Date or you hold a valid proxy for the Meeting.
General
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, (1) the shares of the Company’s preferred stock represented by the proxy will be voted FOR the election of Mr. Jeffrey S. Levin, who has been nominated by the Board, (2) the shares of the Company’s common stock and preferred stock represented by the proxy will be voted FOR the election of Ms. Joan Binstock, who has been nominated by the Board, (3) the shares of the Company’s common stock and preferred stock, represented by the proxy will be voted FOR the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and (4) in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof.

Voting Rights
Holders of our common stock and our preferred stock are entitled to one vote for each share held as of the Record Date.
The Meeting is being held for the following purposes:
1.
To elect two directors of the Company (the “Directors”):

a.
Mr. Jeffrey S. Levin, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity.

b.
Ms. Joan Binstock, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve for a three-year term until her successor has been elected and qualified or until her earlier resignation, removal, death or incapacity.

2.
To ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.
To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals
The holders of at least one-third of the capital stock issued and outstanding must be present virtually or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.
The Company’s bylaws (the “Bylaws”) provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for Director at a duly called meeting of stockholders at which a quorum is present is required to elect a Director in an uncontested election. In a contested election, Directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present. An election shall be considered contested if, as of the date of the proxy statement, there are more nominees for election than the number of Directors to be elected. Under the Bylaws, the Board may amend the Bylaws to alter the vote required to elect Directors. At the Meeting, an affirmative vote of a majority of the total votes cast “for” or “against” by holders of our preferred stock, voting separately as a single class, is required to re-elect Mr. Jeffrey S. Levin to the Board, and an affirmative vote of a majority of the total votes cast “for” or “against” by holders of common stock and our preferred stock, voting together as a single class, is required to re-elect Ms. Joan Binstock to the Board.
The affirmative vote of the majority of shares of our common stock and our preferred stock represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.
For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will not be considered as votes cast and, as a result, will have no effect on the outcome of the vote.
The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Adjournment of Meeting
The chairman of the meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, for any reason, including until a quorum shall be present or represented. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at such meeting.
The stockholders present, either virtually or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than required to establish a quorum.
Proxies for the Meeting
The named proxies for the Meeting are Orit Mizrachi and Venugopal Rathi (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and to vote on any other matters properly presented at the Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2020 Form 10-K.
In addition to the solicitation of proxies by mail or email, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained Broadridge Financial Solutions Inc. to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge Financial Solutions Inc.’s services with respect to the Company is estimated to be approximately $20,000 plus reasonable out-of-pocket expenses.
Householding of Proxy Materials
Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.
The Bylaws allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036, by email at msdlf@morganstanley.com or by phone at 212-761-4000. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.

Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by (1) delivering a written revocation notice prior to the Meeting to the Company, Attention: Secretary, 1585 Broadway New York, NY 10036; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of our capital stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036, by email at msdlf@morganstanley.com or by phone at 212-761-4000. You can access our proxy materials online at www.proxyvote.com using the 16-digit control number found on your Notice and in the box at the bottom right of your Proxy Card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock and preferred stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock and preferred stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 4,987,574.766 shares of the Company’s common stock and 521 shares of preferred stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o SL Investment Corp., 1585 Broadway New York, NY 10036.
Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percent of Preferred Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller	—	—	—	—
Jeffrey S. Levin	—	—	—	—
Independent Directors
Joan Binstock	—	—	—	—
Bruce Frank	—	—	—	—
Kevin Shannon	—	—	—	—
Adam Metz	—	—	—	—
Executive Officers Who Are Not Directors
Orit Mizrachi	—	—	—	—
Venugopal Rathi	—	—	—	—
Grove Stafford	—	—	—	—
All Directors and Executive Officers as a Group (nine persons)	—	—	—	—
Beneficial Ownership of 5% or More:
Lockheed Martin Corporation Master Retirement Trust(3)	966,415.141	19.4%

(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of our common stock or our preferred stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock and our preferred stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than 5% of our common stock and preferred stock and each Director and executive officer has sole voting and/or investment power over the shares reported.
(2)
The number of shares beneficially owned is based on a Schedule 13G (“Schedule 13G”) filed on April 1, 2021 jointly by each of Lockheed Martin Corporation Master Retirement Trust (“MRT”) and Lockheed Martin Investment Management Company (“LMIMCo”) and the internal records of the Company. MRT, an employee benefit plan trust governed by the Employee Retirement Income Security Act of 1974, as amended, is the record owner of 966,415.141 shares of the Company’s common stock. LMIMCo is the named fiduciary of MRT and may be deemed to beneficially own securities held by MRT. Schedule 13G reflects shared voting power of MRT and LMIMCo over all 966,415.141 shares held by MRT. The principal business address of each of MRT and LMIMCo is c/o Lockheed Martin Investment Management Company, 6901 Rockledge Drive, 9th Floor, Bethesda, MD 20817.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is presently composed of six Directors, divided into three classes, each serving staggered three-year terms. The term of our Class I Directors will expire at the 2023 annual meeting of stockholders; the term of our Class II Directors will expire at the Meeting; and the term of our Class III Directors will expire at the 2022 annual meeting of stockholders.Holders of outstanding shares of our preferred stock are entitled, voting as a separate class, to elect two directors of the Company at all times. We have designated David N. Miller, whose term expires at the 2023 annual meeting of stockholders, and Jeffrey S. Levin, whose term expires at this annual meeting, as the directors to be voted on exclusively by holders of our preferred stock.
The Board has nominated (i) Jeffrey S. Levin as a Director, to be voted upon by holders of the outstanding shares of our preferred stock, voting separately as a single class, to serve until his successor has been elected and qualified at the annual meeting of stockholders to be held in 2024 or until his earlier resignation, removal, death or incapacity and (ii) Joan Binstock as a Director, to be voted upon by holders of the outstanding shares of our common stock and our preferred stock, voting together as a single,to serve until her successor has been elected and qualified at the annual meeting of stockholders to be held in 2024 or until her earlier resignation, removal, death or incapacity.
Mr. Levin currently serves as the Chief Executive Officer, President and a Director of the Company. Ms. Binstock currently serves as a Director of the Company and is a member of the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”). The Board has determined that Ms. Binstock is not an “interested person” of the Company, of MS Capital Partners Adviser Inc., our investment adviser (the “Adviser”), or of any of their respective affiliates as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Director”).
Each of Mr. Levin and Ms. Binstock has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Mr. Levin or Ms. Binstock becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Mr. Levin or Ms. Binstock will be unable or unwilling to serve.
The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.
Biographical Information
The Board has determined that each of the Directors is qualified to serve as our Director, based on a review of the experience, qualifications, attributes and skills of each Director, including those described below. The Board has determined that each Director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our Directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is c/o SL Investment Corp., 1585 Broadway, 39th Floor, New York, NY 10036.

	Age	Position(s) held with the Company	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Nominees for Class II Directors
Interested Director
Jeffrey S. Levin(2)(4)	40	Chief Executive Officer and President, Director	2	2021	2020
Chief Executive Officer and President of the Company since September 2020;Chief Executive Officer and President of Morgan Stanley Direct Lending Fund since October 2019; Head of Direct Lending in Private Credit & Equity at Morgan Stanley since February 2019; Partner at The Carlyle Group and President of TCG BDC, Inc. and TCG BDC II, Inc. from May 2016 to February 2019; Head of Origination for The Carlyle Group’s Direct Lending platform from 2012 to May 2016
							None
Independent Director
Joan Binstock	67	Director	2	2021	2020	Senior Advisor at Lovell Minnick Partners, LLC since June 2018; Partner at Lord, Abbett & Co. LLC from 2000 to April 2017, including positions as Chief Operating Officer and Chief Financial Officer	SimCorp A/S since March 2018; Brown Brother Harriman US Mutual Funds since September 2019; KKR Real Estate Select Trust, Inc. since August 2020
Class III Directors
Independent Directors
Bruce Frank	67	Director	2	2022	2020	Retired	VEREIT, Inc. from July 2014 to March 2017; ACRE Realty Investors Inc. from November 2014 to December 2018
Adam Metz	59	Director	2	2022	2020	Head of International Real Estate of The Carlyle Group from October 2013 to April 2018	Forest City Enterprises from April 2018 to December 2018; Parkway Properties from June 2012 to October 2016

	Age	Position(s) held with the Company	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Class I Directors
Interested Director
David N. Miller(3)(4)	45	Chair of the Board	2	2023	2020
Head of Global Private Credit & Equity at Morgan Stanley and a member of the management committee at Morgan Stanley Investment Management (“MSIM”) since 2016; President and Chief Executive Officer of Silver Bay Realty Trust Corp., a publicly traded real estate investment trust from 2012 to January 2016
							None
Independent Director
Kevin Shannon	66	Director	2	2020	2020
Chief Financial Officer of the Harvard Management Company, Inc. from September 2009 to April 2020, a member of its Operating Committee from September 2009 to December 2018 and chair of its Valuation Committee from June 2015 to December 2017
							None

(1)
The “Fund Complex” consists of the Company and Morgan Stanley Direct Lending Fund (“MS DLF”), a business development company (“BDC”) that has the same investment adviser as the Company.

(2)
Mr. Levin is an Interested Director due to his positions as Chief Executive Officer and President of the Company and Head of Direct Lending in Private Credit & Equity of Morgan Stanley, an affiliate of the Adviser.

(3)
Mr. Miller is an Interested Director due to his positions as Head of Global Private Credit & Equity of Morgan Stanley, an affiliate of the Adviser, and a member of the management committee at MSIM.

(4)
Mr. Miller and Mr. Levin have been designated as the directors to be voted on exclusively by holders of our outstanding preferred stock.

Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.
Nominees for Election as Class II Directors
Jeffrey S. Levin has served as our Chief Executive Officer, President and a member of the Board since September 2020. Mr. Levin is the Head of Direct Lending in Private Credit & Equity at Morgan Stanley and has served as Chief Executive Officer, President and a member of the Board of Directors of MS DLF since October 2019. Prior to rejoining MSIM in February 2019, Mr. Levin was a Partner at The Carlyle Group, and served as President of the firm’s BDCs (TCG BDC, Inc. and TCG BDC II, Inc.) from May 2016 to February 2019. From 2012 to May 2016, Mr. Levin served as the Head of Origination for The Carlyle Group’s Direct Lending platform. Prior to joining The Carlyle Group in 2012, Mr. Levin was a senior member of the Morgan Stanley Private Credit platform, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley, where he was responsible for originating and executing high yield bond and leveraged loan transactions. Mr. Levin received a B.B.A. from Emory University. Mr. Levin’s investing experience and experience as a senior officer of other BDCs led our Nominating and Corporate Governance Committee to conclude that Mr. Levin is qualified to serve as a Director.
Joan Binstock has served as a member of our Board and Chair of our Nominating and Corporate Governance Committee since September 2020. Ms. Binstock serves as an Advisor at Lovell Minnick Partners, LLC since June 2018, where she is responsible for assisting the firm on deal and operational due diligence activities across all portfolio companies. In addition, she has been a Director of SimCorp A/S since March 2018 and the Brown Brother Harriman US Mutual Funds since September 2019. Ms. Binstock also serves as a member of the board and the Audit Chair of KKR Real Estate Select Trust, Inc., a closed-end management investment company, since August 2020. Ms. Binstock was a Partner at Lord, Abbett & Co. LLC from 2000 to April 2017, where she served as the Chief Operating Officer and Chief Financial Officer. Previously, Ms. Binstock was the Chief Operating Officer at Morgan Grenfell Asset Management. Prior to that, she was a Principal and National Director of the Regulatory and Risk Management Practice at Ernst & Young LLP, the Chief Administrative Officer at BEA/Credit Suisse, and the Chief Administrative Officer of the Capital Markets Group at Goldman Sachs. Ms. Binstock has served as a member of the Board of Directors and the Chair of the Nominating and Corporate Governance Committee of MS DLF since October 2019. She served as a Member of the Association of Institutional Investors Board of Directors, was a Director of the Securities Industry and Financial Markets Association, and was a Member of the Global Board of Managers of Omgeo LLC until January 2018. Ms. Binstock is on the board of the Greyston Foundation and on the Advisory Council of NY/NJ Year Up, both of which are nonprofit organizations. Ms. Binstock is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton. Ms. Binstock’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Ms. Binstock is qualified to serve as a Director.
Incumbent Class III Directors: Term Expiring 2022
Bruce D. Frank has served as a member of the Board and Chair of the Audit Committee since September 2020. Mr. Frank also has served as a member of the Board of Directors of MS DLF, where he serves as chair of the Audit Committee, since October 2019, and as a member of the Board of Directors of Landsea Holdings Corporation, where he serves as the chair of the Audit Committee and a member of the Investment and Compensation Committees, since January 2015. Mr. Frank previously served on the Board of Directors of VEREIT, Inc., a real estate operating company, from July 2014 to March 2017 and the Board of Directors of ACRE Realty Investors Inc., a real estate investment and operating company, from November 2014 to December 2018. Mr. Frank was a Senior Partner at Ernst & Young LLP’s real estate practice within the assurance service line from April 1997 through June 2014. Prior to joining Ernst & Young LLP, Mr. Frank worked at KPMG LLP, a public accounting firm, for 17 years. He has over 35 years of experience providing assurance services to prominent public and private owners, investors and developers, both domestically and globally. His extensive experience has included working on initial public offerings and assisting acquirers in consummating acquisition transactions. Mr. Frank received a Bachelor of Science degree in Accounting from Bentley College, is a member of the American Institute of Certified Public Accountants and is a Certified Public Accountant in the State of New York. Mr. Frank’s past experience as an accountant led our Nominating and Corporate Governance Committee to conclude that Mr. Frank is qualified to serve as a Director.
Adam Metz has served as a member of the Board since September 2020. Mr. Metz has spent over 30 years in the real estate industry. Mr. Metz joined The Carlyle Group in October 2013 where he served as Head of International Real Estate until April 2018. Prior to his tenure at Carlyle, he was a Senior Advisor to Texas Pacific Group Capital’s (“TPG”) Real Estate Group. Prior to his role at TPG, Mr. Metz was the Chief Executive Officer of General Growth Properties (“GGP”) and led the company through one of the largest and most successful bankruptcy and restructurings in real estate investment trust (“REIT”) history. Previously, Mr. Metz co-founded Polaris Capital, LLC, a real estate investment firm. Mr. Metz also served as Executive Vice President and Chief Investment Officer of Rodamco, North America, and President and Chief Financial Officer of Urban Shopping Centers. Prior to these roles, Mr. Metz was a Vice President in the Capital Markets group of JMB Realty, and in the Commercial Real Estate Lending Group at The First National Bank of Chicago as a Corporate Lending Officer. Mr. Metz has served on the Board of Directors of MS DLF since October 2019 and has served as director and Vice Chair of Hammerson PLC, a British property development company, since July 2019. He also serves on the board of Galata Acquisition Corp., a special purpose acquisition company, the advisory boards of the real estate programs at both Cornell University and Northwestern University and on the Smithsonian’s Hirshhorn Museum and Sculpture Garden Board of Trustees in Washington, DC. Previously, Mr. Metz served as an independent director on numerous boards including Forest City Enterprises, Parkway Properties, Aliansce Shopping Centers S.A., AMLI Residential Properties Trust, Bally Total Fitness Holding Corp., and Chia’sso Acquisition LLC. Mr. Metz received his Bachelor’s degree from Cornell University, and a Masters of Management degree from Northwestern University. Mr. Metz’s investing experience and experience as a senior executive officer in several real estate companies led our Nominating and Corporate Governance Committee to conclude that Mr. Metz is qualified to serve as a Director.
Incumbent Class I Directors: Term Expiring 2023
David N. Miller has served as the Chair of the Board since September 2020. Mr. Miller is the Head of Global Private Credit & Equity at Morgan Stanley and a member of the management committee at MSIM. He has also served as the Chair of the Board of Directors of MS DLF since October 2019. Mr. Miller joined Morgan Stanley in August 2016 and has over 22 years of investing experience. Prior to joining Morgan Stanley, from 2012 to January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp. (“Silver Bay”), a publicly traded real estate investment trust he co-founded in 2011 to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008 – 2011), Mr. Miller served in various roles at the U.S. Department of Treasury (“Treasury”), including as the Chief Investment Officer of the Troubled Asset Relief Program (“TARP”) where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an M.B.A. from Harvard Business School and a B.A. magna cum laude in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Miller is qualified to serve as a Director.
Kevin Shannon has served as a member of the Board since September 2020 and as a member of the Board of Directors of MS DLF since October 2019. Mr. Shannon also serves on the Advisory Committee of Efferent Health, LLC., a private healthcare startup venture in the medical imaging and data base management field. Mr. Shannon previously served as the Chief Financial Officer of the Harvard Management Company, Inc., the investment advisor for Harvard University’s general investment account, from September 2009 to April 2020. Mr. Shannon has served on the Operating Committee from September 2009 to December 2018 and has chaired the Valuation Committee from June 2015 to December 2017. In addition, since December 2016, he has overseen both investment and operations of Harvard University’s Trust & Gifts Group. Prior to joining Harvard Management Company, Inc., Mr. Shannon was the Chief Financial Officer and an Executive Vice President at Moore Capital Management, LLC, a large multi-strategy private investment company, where he worked for 15 years. During his tenure he was responsible for all treasury functions and served as a member of the Board of Directors, Risk Committee, and Valuation Committee. Mr. Shannon served two consecutive terms on the Board of Directors of the Managed Funds Association, a group representing the global alternative investment industry and its investors, and was a member of its Executive Committee as Vice Chairman and Treasurer. Prior to Moore Capital Management, LLC, he was a senior executive at Lehman Brothers where he served as Senior Vice President and Chief Financial Officer of Lehman’s derivative products subsidiary and earlier as Director of Firm Trading Accounting and Controls. Prior to joining Lehman Brothers, Mr. Shannon began his career as an auditor at

KPMG LLP, serving financial services clients. Mr. Shannon served a two-year tenure as a part time adjunct lecturer with Baruch College’s Department of Accounting. Mr. Shannon takes an active role in his community; he currently serves on the board and is a former member of the Audit and Executive Committees of Help for Children, and he is a member of the Boston Economics Club. Mr. Shannon received his Bachelor of Science degree, magna cum laude, from New York University and an M.B.A. from Fairleigh Dickinson University. Mr. Shannon’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Shannon is qualified to serve as a Director.
Equity Owned by Directors and Nominees in the Company
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director or Director nominee as of the Record Date.
	Dollar Range of our Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Equity Securities Beneficially Owned in the Fund Complex(1)(2)
Interested Directors
David N. Miller	None	$50,001 – $100,000
Jeffrey S. Levin	None	over $100,000
Independent Directors
Joan Binstock	None	$50,001 – $100,000
Bruce Frank	None	$10,001 – $50,000
Kevin Shannon	None	$50,001 – $100,000
Adam Metz	None	over $100,000

(1)
The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
The dollar ranges for the Company were determined using the number of shares of common stock that were beneficially owned as of the Record Date, multiplied by $20.14 per share, which was the price at which the Company sold shares pursuant to a drawdown of investor capital commitments on March 12, 2021. No shares of the Company’s preferred stock were beneficially owned by any Director or Director nominee as of the Record Date. The dollar ranges for MS DLF were determined using the number of shares that were beneficially owned as of the Record Date, multiplied by $20.63 per share, which was the price at which MS DLF sold shares pursuant to a drawdown of investor capital commitments on March 12, 2021.

Executive Officers Who Are Not Directors
	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Orit Mizrachi	49	Chief Operating Officer and Secretary	2	2020
Venugopal Rathi	41	Chief Financial Officer	2	2020
Grove Stafford	44	Chief Compliance Officer	2	2020

(1)
The Fund Complex consists of the Company and MS DLF.

Orit Mizrachi was appointed as our Chief Operating Officer and Secretary in September 2020. Ms. Mizrachi has also served as Chief Operating Officer and Secretary of MS DLF since October 2019 and has been an Executive Director of MSIM since April 2019. Prior to joining Morgan Stanley in April 2019,

Ms. Mizrachi held various senior positions at The Carlyle Group from 2011 to 2018, including Director of Operations for Global Market Strategies and Chief Operating Officer for The Carlyle Group’s Direct Lending platform. In addition, Ms. Mizrachi served as Chief Operating Officer and interim Chief Financial Officer of TCG BDC, Inc., a publicly-traded BDC advised by an affiliate of The Carlyle Group, from April 2014 until her departure from The Carlyle Group in 2018 and from September 2014 to March 2015, respectively. Ms. Mizrachi also served as Chief Operating Officer of TCG BDC II, Inc., a non-traded BDC advised by an affiliate of The Carlyle Group, from April 2017 until her departure from The Carlyle Group in 2018. In addition, prior to its acquisition by TCG BDC, Inc. in June 2017, Ms. Mizrachi served as Chief Operating Officer and interim Chief Financial Officer of NF Investment Corp., a non-traded BDC advised by an affiliate of The Carlyle Group, from April 2014 to June 2017 and from September 2014 to March 2015, respectively. Prior to joining The Carlyle Group in 2010, Ms. Mizrachi worked in the hedge fund industry as the chief financial officer of Carlyle Blue Wave Management L.P. and as controller at Sagamore Hill Capital Management L.P., each a multi-strategy hedge fund. Ms. Mizrachi started her career at Goldstein Golub & Kessler LLP, an audit firm, as an auditor in their financial services group.
Venugopal Rathi was appointed as our Chief Financial Officer in September 2020. Mr. Rathi has also served as Chief Financial Officer of MS DLF since October 2019 and has been an Executive Director of MSIM since October 2019. Prior to joining Morgan Stanley, Mr. Rathi held various senior positions at The Carlyle Group from September 2014 to October 2019, including Chief Financial Officer and Chief Accounting Officer of its Global Credit platform. In addition, Mr. Rathi served as chief financial officer from April 2015 to March 2018 and treasurer from April 2015 to September 2019 of TCG BDC, Inc., a publicly-traded BDC advised by an affiliate of The Carlyle Group. Mr. Rathi also served as chief financial officer and treasurer of TCG BDC II, Inc., a non-traded BDC advised by an affiliate of The Carlyle Group, from April 2017 to March 2018 and from April 2017 to September 2019, respectively. In addition, prior to its acquisition by TCG BDC, Inc. in June 2017, Mr. Rathi served as chief financial officer and treasurer to NF Investment Corp., a non-traded BDC advised by an affiliate of The Carlyle Group, beginning in April 2015. Prior to joining Carlyle in 2014, Mr. Rathi worked within the financial services practice of Ernst & Young LLP and its affiliates since 2004. Mr. Rathi has a Bachelor’s degree in Finance and Accounting from MDS University, India. He is a New York State Certified Public Accountant and a Chartered Accountant.
Grove Stafford was appointed as our Chief Compliance Officer in September 2020. Mr. Stafford has served as Chief Compliance Officer of MS DLF since October 2019. In addition, since May 2018, Mr. Stafford also has been an Executive Director of Morgan Stanley and has served as the head of US Private Investing Compliance, covering the Private Credit & Equity and private side Real Assets businesses. Prior to joining Morgan Stanley, from 2006 to March 2018, Mr. Stafford was employed by Resource America, Inc., serving as Vice President and Assistant General Counsel, with responsibility for legal and compliance matters for Resource America’s investment adviser platforms with a focus on closed-end mutual funds, collateralized debt obligations, private equity and hedge funds, and REITs. Mr. Stafford received his J.D. from Tulane University and B.A. from Boston University. He is a member of the bar in New York and Louisiana.

CORPORATE GOVERNANCE
Our Board of Directors
Board Composition
Our Board consists of six members. Pursuant to our Certificate of Incorporation and Bylaws, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the 2023 annual meeting of stockholders; the term of our Class II Directors will expire at the Meeting; and the term of our Class III Directors will expire at the 2022 annual meeting of stockholders.
Messrs. Miller and Shannon serve as Class I Directors (with a term expiring in 2023). Ms. Binstock and Mr. Levin serve as Class II Directors (with a term expiring at the Meeting). Messrs. Frank and Metz serve as Class III Directors (with a term expiring in 2022). Any Class II Directors elected at the Meeting will have a term expiring at the 2024 annual meeting of stockholders of the Company.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act.
Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Ms. Binstock and Messrs. Frank, Shannon and Metz qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Interested Directors
Each of Messrs. Miller and Levin is considered an “interested person” (as defined in the 1940 Act) of the Company because of his respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).
Meetings and Attendance
Our Board met four times during the year ended December 31, 2020, including one regular quarterly meeting and three special meetings, and acted on certain occasions by written consent. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).
Board Attendance
All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. Since inception, the Company has not yet held an annual meeting of stockholders.
Board of Directors Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent public accounting firm.

Under our Bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.
Presently, David N. Miller serves as the Chair of our Board. Mr. Miller is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of us, and therefore, is an Interested Director. We believe that Mr. Miller’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Mr. Miller’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board of Directors’ Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we are not generally permitted to invest in any portfolio companies in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors
All interested parties, including stockholders, may send communications to the Board, the Independent Directors, the Chair or any other individual Director, by addressing such communication to the Board, the Independent Directors, the Chair or to the individual Director, c/o SL Investment Corp., 1585 Broadway, New York, NY 10036.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer.
Committees of the Board of Directors
An Audit Committee and a Nominating and Corporate Governance Committee have been established by our Board.
Audit Committee
The members of the Audit Committee are Joan Binstock, Bruce Frank, Adam Metz and Kevin Shannon, each of whom is financially literate, is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meets the independence requirements of Rule 10A(m)(3) of the Exchange Act. Bruce Frank serves as Chair of the Audit Committee. Our Board has determined that Joan Binstock, Bruce Frank, Adam Metz and Kevin Shannon are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee, a copy of which is attached to this proxy statement as Annex A. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held two meetings during the year ended December 31, 2020.
Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are Joan Binstock, Bruce Frank, Adam Metz and Kevin Shannon, each of whom is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Joan Binstock serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board, a copy of which is attached to this proxy statement as Annex B. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee of the Board (consistent with criteria approved by our Board), developing and recommending to our Board a set of corporate governance principles applicable to us and overseeing the evaluation of our Board and our management.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively, including concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our stockholders.
The Nominating and Corporate Governance Committee held one meeting during the year ended December 31, 2020.
Pricing Committee
The members of the Pricing Committee are Jeffrey S. Levin and Adam Metz, provided, that all other members of the Board are invited to attend all meetings of the Pricing Committee and, if in attendance, shall be deemed to be members of the Pricing Committee. The Pricing Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the common stock in accordance with our valuation policy, and to ensure that we do not sell shares of common stock at a price per share below the net asset value of such common stock, as required by Section 23 of the 1940 Act, which is made applicable to BDCs by Section 63 of the 1940 Act.
The Pricing Committee held one meeting during the year ended December 31, 2020.
Director Nominations
Nomination for election as a Director may be made by the Nominating and Corporate Governance Committee or by a stockholder who was a stockholder of record at the time of provision of notice, at the Record Date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a Director or a committee member for the Company, in light of the Company’s business and structure. The Nominating and Corporate Governance Committee evaluates the qualifications of individuals for election as members of the Board (or a committee thereof), including, to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and factors such as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.
Rule 17j-1 Code of Ethics
We and our Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (the “Joint Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. The Joint Code of Ethics is filed as an exhibit to our Annual Report on Form 10-K and is available on the SEC’s website at www.sec.gov. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Code of Ethics does not expressly prohibit directors, officers or employees of the Company or the Adviser from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or from otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock.

Involvement in Certain Legal Proceedings
The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company. The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Compensation and Insider Participation
Compensation of Independent Directors
The Independent Directors receive an annual fee of $50,000 (prorated for any partial year) commencing on September 24, 2020. The chair of the Audit Committee receives an additional fee of $5,000 per year commencing on September 24, 2020. We are also authorized to pay the reasonable out-of-pocket expenses for each Independent Director incurred in connection with fulfillment of his or her duties as Independent Directors.
The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2020. No compensation is paid by the Company to any Interested Director of the Company.
	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Joan Binstock	$13,525	$98,409
Bruce Frank	$14,877	$107,230
Kevin Shannon	$13,525	$98,409
Adam Metz	$13,525	$100,403

(1)
The “Fund Complex” consists of the Company and MS DLF.

Compensation of Executive Officers
None of our executive officers receive direct compensation from us. Any compensation paid for services relating to our financial reporting and compliance functions will be paid by MS Private Credit Administrative Services LLC (formerly MS BDC Administrative Services LLC), our administrator (the “Administrator”), subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.
Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On September 24, 2020, the Company entered into the investment advisory agreement with the Adviser, which was amended and retstated on February 1, 2021, (as amended and restated, the “Investment

Advisory Agreement”). Pursuant to the Investment Advisory Agreement, we pay the Adviser a base management fee for investment advisory and management services. In addition, we reimburse the Adviser for certain expenses it incurs on our behalf. Members of our senior management also serve as principals of other investment managers affiliated with our Adviser that manage, and may in the future manage, investment funds, accounts or other investment vehicles with investment objectives similar to ours.
The base management fee is calculated at an annual rate of 0.25% of our average Capital Under Management, at the end of the then-current quarter and the prior calendar quarter (and, in the case of our first quarter, Capital Under Management as of such quarter-end). Capital Under Management does not include capital acquired through the use of leverage. Our Adviser does not receive any fees on unused capital commitments. The management fee for any partial quarter will be appropriately prorated.
“Capital Under Management” means cumulative capital called, less cumulative distributions categorized as returned capital. For the avoidance of doubt, Capital Under Management does not include capital acquired through the use of leverage, and returned capital does not include distributions of our investment income (i.e., proceeds received in respect of interest payments, dividends or fees, net of expenses) or net realized capital gains to the Company’s common stockholders.
For the year ended December 31, 2020, base management fees were $26,899. As of December 31, 2020, $ 26,899 was payable to the Adviser relating to base management fees.
Administration Agreement
On September 24, 2020, we entered into the administration agreement with our Administrator, which was amended and restated on February 1, 2021 (as amended and restated, the “Administration Agreement”), purusant to which, our Administrator provides us with office space, office services and equipment. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, internal audit and investor relations, and being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, our internal control assessment under the Sarbanes-Oxley Act and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
Payments under the Administration Agreement are equal to an amount that reimburses our Administrator for its costs and expenses and our allocable portion of expenses incurred by our Administrator in performing its obligations under the Administration Agreement. For the year ended December 31, 2020, and prior to the amendment and restatement of the Administration Agreement on February 1, 2021, such expenses included our allocable portion of the compensation paid to our Chief Compliance Officer and Chief Financial Officer. Subsequent to the amendment and restatement of the Administration Agreement on February 1, 2021, such expenses do not include our allocable portion of the compensation paid to our Chief Compliance Officer and Chief Financial Offier. Our Board, including our Independent Directors, will review the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement to determine whether such expenses are reasonable and allocated appropriately among the Company and other funds sponsored or managed by the Administrator and its affiliates. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Additionally, we ultimately bear the costs of any sub-administration agreements that our Administrator enters into.
Our Administrator reserves the right to waive all or part of any reimbursements due from us at its sole discretion.
In addition, our Administrator, pursuant to a sub-administration agreement, has engaged State Street Bank and Trust Company, to act on behalf of our Administrator in the performance of certain other administrative services for us.

For the year ended December 31, 2020, the Company incurred $17,557 in expenses under the Administration Agreement which were recorded in administrative service expenses in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2020, $17,557 was unpaid and included in payable to affiliate in the Consolidated Balance Sheets in the Annual Report.
Review, Approval or Ratification of Related Party Transactions
The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the SOX Code of Ethics and the Joint Code of Ethics. Each of the Company’s Directors and officers must notify the Chief Financial Officer, Chief Compliance Officer and/or the Company’s legal counsel of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.
Address of Our Adviser and Administrator
The principal executive offices of the Adviser and the Administrator are located at 1585 Broadway, 39th Floor, New York, NY 10036.
Required Vote
Each Director nominee shall be elected by the affirmative vote of a majority of the total votes cast at the Meeting virtually or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF JEFFREY S. LEVIN AND JOAN BINSTOCK.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has selected Deloitte to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
Deloitte’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Principal Accountant Fees and Services
Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to Deloitte for professional services performed for the Company’s fiscal year ended December 31, 2020.
Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2020	$60,000	$—	$—	$—

(1)
“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by Deloitte.

(2)
“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by Deloitte, including primarily the review of the Company’s income tax returns.

(3)
“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by Deloitte.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal year ended December 31, 2020, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.
Audit Committee Report
As part of its oversight of the Company’s financial statements, on March 18, 2021, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2020. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee, Bruce Frank, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte to management.
The Audit Committee received and reviewed the written disclosures from Deloitte required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2020 be included in the 2020 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
Audit Committee Members:
Bruce Frank, Chair
Joan Binstock
Adam Metz
Kevin Shannon
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Meeting, virtually or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE
COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER BUSINESS
The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.
Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of stockholders and conducted exclusively via a live webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MSSLIC2021 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting and voting, please contact us by phone at 212-761-4000, by email at msdlf@morganstanley.com or by writing to SL Investment Corp., 1585 Broadway, New York, NY 10036, Attention: Secretary.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2022 ANNUAL MEETING OF
STOCKHOLDERS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our Proxy Statement and voting instruction card for the 2022 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December 24, 2021. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Proxy Statement. All proposals should be addressed to the Secretary of the Company, Orit Mizrachi, 1585 Broadway, New York, NY 10036.
Bylaw Requirements for Stockholder Submission of Nominations and Proposals
A stockholder recommendation for nomination of a person for election to our Board or a proposal for consideration at our 2022 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our Proxy Statement and voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than November 24, 2021 and no later than 5:00 p.m., Eastern Time, on December 24, 2021; provided, however, that in the event that the date of the 2022 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2022 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT
A copy of our Annual Report, which consists of our 2020 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at www.proxyvote.com. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement.
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
By Order of the Board of Directors,
/s/ Orit Mizrachi

Orit Mizrachi
Secretary

Annex A
SL INVESTMENT CORP.
AUDIT COMMITTEE CHARTER
The board of directors (the “Board”) of SL Investment Corp. (the “Company”) has determined that the Audit Committee of the Board (the “Committee”) shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. This Audit Committee Charter (this “Charter”) establishes the governing principles of the Committee.
Purpose
The purpose of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and financial reporting processes and the audits of its financial statements by overseeing and monitoring:
The quality and integrity of financial reports and other financial information provided by the Company to governmental bodies or the public and the independent audit thereof;
The preparation of the disclosure required by Item 407(d)(3)(i) of Regulation S-K (“Regulation S-K”), promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
The Company’s system of internal controls regarding finance, accounting and regulatory compliance;
The material aspects of the Company’s accounting and financial reporting process generally;
The independence, qualifications and performance of the Company’s independent registered public accounting firm (the “Independent Accountants”), including the lead audit partner;
The compliance by the Company with applicable legal and regulatory requirements; and
The performance of the Company’s internal audit function and the Independent Accountants.
The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.
Scope
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Independent Accountants. In fulfilling their responsibility, the Independent Accountants are ultimately accountable to the Board and the Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and prepared in accordance with GAAP. It is also not the duty of the Committee to provide assurance of the Company’s compliance with laws and regulations or compliance with the Company’s Code of Ethics. The primary responsibility for these matters also rests with the Company’s management.
In order to fulfill its oversight responsibility, the Committee must be capable of conducting free and open discussions with management, the Independent Accountants, internal auditors, employees and others regarding the quality of the Company’s financial statements and system of internal controls.
Membership Requirements
The Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom must:
be an independent director in accordance with the requirements of Rule 10A-3 of the Exchange Act and, if applicable to the Company, the independence requirements of the New York Stock Exchange (the

“NYSE”) or The Nasdaq Stock Market LLC (the “Nasdaq”) applicable to business development companies, as applicable, and free from any material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;
be “financially literate,” as such qualification is interpreted by the Board; and
have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.
The members of the Committee shall meet the requirements of all applicable laws, rules and regulations, in each case, when, as and to the extent applicable to the Company, including, if applicable to the Company, the rules of the NYSE or the Nasdaq. In addition, at least one (1) member of the Committee shall have accounting or related financial management experience, as determined by the Board. Any member of the Committee who satisfies the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K will be presumed to have accounting or related financial management expertise.
No member of the Committee may serve simultaneously on the audit committees of more than three (3) public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. If such a determination is made by the Board, the Company must disclose such determination on its website, in its annual proxy statement (if any) or in the Company’s annual report on Form 10-K (“Form 10-K”) filed with the U.S. Securities and Exchange Commission (the “SEC”).
The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee.
Meetings and Procedures
The Committee shall meet at least four (4) times each year, or more frequently as circumstances require. The Chair of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the Independent Accountants at their request to discuss the Company’s financial results. The Committee may request any officer or employee of the Company, the Company’s outside counsel or the Independent Accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Committee shall meet separately, and periodically, with management, personnel responsible for the Company’s internal audit function and the representatives of the Independent Accountants, and shall invite such members to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such persons present.
Responsibility and Duties
General Responsibilities
To carry out its purposes, the responsibilities of the Committee shall be as follows:
Maintain open communications with the Independent Accountants, internal auditors, executive management and the Board;
Meet separately, from time to time, with management and the Independent Accountants to discuss matters warranting attention by the Committee;
Regularly report Committee actions to the Board and make recommendations as the Committee deems appropriate;
Review the financial results presented in all reports filed with the SEC;

Review examination reports issued by regulatory authorities and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements;
Discuss the Company’s disclosure, oversight of and conformity with the Company’s Code of Ethics, and matters that may have a material effect on the Company’s financial statements, operations, compliance policies and programs;
Institute, conduct or oversee special investigations related to financial and accounting matters, as needed;
Review with senior management the Company’s overall antifraud programs and controls;
Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board;
Review with the Company’s legal counsel any significant legal matter that could have a material impact on the Company’s financial position; and
Take other actions required of the Committee by law, applicable regulations, or as requested by the Board.
In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Independent Accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have the authority to select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.
Responsibilities Regarding the Engagement of the Independent Accountants
The Committee will:
Have the sole authority to appoint or replace the Independent Accountants (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the compensation and oversight of the Independent Accountants (including resolution of disagreements between management and the Independent Accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Accountants shall report directly to the Committee.
Ensure the independence of the Independent Accountants by:
Having the Independent Accountants deliver to the Committee at least annually a formal written statement delineating all relationships between the Independent Accountants and the Company and addressing at least the matters set forth in the Public Company Accounting Oversight Board’s (“PCAOB”) Rule No. 3526; actively engaging in dialogue with the Independent Accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Independent Accountants.
Pre-approving all audit services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by the Independent Accountants or other registered public accounting firms. See the Policy on Pre-Approval of Audit and Non-Audit Services set forth in Annex A attached hereto. The Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services; provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Ensuring the regular rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC or, if applicable to the Company, the rules of the NYSE or the Nasdaq, other employees of the Independent Accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and to consider the regular rotation of the Independent Accountants.
Overseeing any hiring by the Company of employees or former employees of the Independent Accountants who participated in any capacity in the audit of the Company.
At least annually, obtain and review a report by the Independent Accountants describing: the firm’s internal control procedures; any material issues raised by the most recent internal quality control review, peer review or PCAOB review or inspection of the firm, or by any other inquiry or investigation by governmental or professional authorities, within the preceding five (5) years with respect to one (1) or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the Independent Accountants and the Company to assess the independence and objectivity of the Independent Accountants.
The Committee shall review and present its conclusions regarding the Independent Accountants’ qualifications, performance (including an evaluation of the lead audit partner) and, if applicable, its conclusions regarding the rotation of the Independent Accountants to the Board at least annually.
The Committee shall review and discuss with the Independent Accountants (1) the Independent Accountants’ responsibilities under GAAP and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the Independent Accountants’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit.
Responsibilities for Reviewing the Annual External Audit and the Financial Statements
The Committee will:
Request the Independent Accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues;
Review with management significant risks and exposures identified by management and management’s steps to minimize them;
Review the scope of the external audit with the Independent Accountants;
Review with management and the Independent Accountants, as appropriate:
The adequacy and effectiveness of the Company’s system of internal controls, including computerized information system controls and security, any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, involving management or other employees with a significant role in such internal controls;
The Company’s critical accounting policies and practices to be used in the audit;
The Company’s annual audited financial statements (including related notes) and quarterly financial statements, including the form of audit opinion to be issued, before they are made public;
All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accountants;
Material written communications between the Independent Accountants and management, such as any management letter or schedule of unadjusted differences;

Any audit problems or difficulties, including difficulties encountered by the Independent Accountants during their audit work (such as restrictions on the scope of their activities or their access to information); any significant disagreements between management and the Independent Accountants; management’s response to these problems, difficulties or disagreements; and the Committee’s proposed resolution to any disagreements between the Independent Accountants and management;
Any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements; and
The Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma or non-GAAP information, before their release to the public, and any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and the type of presentation to be made;
After the completion of the annual audit examination, or as needed throughout the year, discuss such examination with management and the Independent Accountants;
Review the Company’s annual financial statements and related notes, including any adjustments to such statements recommended by the Independent Accountants;
Review any significant findings and recommendations made by the Independent Accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto;
Review the qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates;
Review any significant difficulties or problems with management encountered during the course of the audit;
Review any other matters about the audit procedures or findings that GAAP requires the auditors to discuss with the Committee;
Review the form of opinion the Independent Accountants propose to render to the Board and the Committee and stockholders;
Review the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Form 10-K or the Company’s quarterly report on Form 10-Q (“Form 10-Q”) before the Form 10-K or Form 10-Q, as applicable, is filed;
Review the Independent Accountants’ disclosure relating to the Company’s internal controls, and disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud, whether or not material, involving management or other employees with a significant role in such internal controls;
Recommend to the Board whether to include the audited financial statements in the Company’s Form 10-K; and
Issue for public disclosure by the Committee the report required by the SEC to be included in the Company’s annual proxy statement.

Responsibilities for Reviewing Internal Audit Function
The Committee will:
Review and approve the functions of the Company’s internal audit function, including its purpose, charter, organization, responsibilities, budget, staffing and performance; and review the scope, performance and results of such department’s internal audit plans, including any reports to management and management’s response to those reports; and
Review and discuss with management and the personnel responsible for the Company’s internal audit function policies and guidelines to govern the process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
Compliance Oversight Responsibilities
The Committee will:
Review with the Board any issues that arise with respect to the Company’s compliance with applicable laws and regulations;
Obtain from the Independent Accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;
Review and discuss with the Independent Accountants any other matters required to be discussed by PCAOB Auditing Standards;
Administer such procedures as set forth in the Company’s Speaking Up and Reporting Concerns Policy as in effect from time to time; and
Review all potential conflict-of-interest situations arising in respect of the Company’s affairs and involving the Company’s affiliates or employees not otherwise delegated to the Board as a whole, including review and approval of all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act).
Additional Resources
Subject to the approval of the Board, the Committee shall have the right to use reasonable amounts of time of the Independent Accountants, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s chief executive officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board in advance for any such expenditures.
Evaluation
The Committee shall conduct an annual review of the Committee’s performance under this Charter and shall present the results of the evaluation to the Board and recommend changes to the Board as needed.
Approved: September 24, 2020

Annex A
Policy on Pre-Approval of Audit and Non-Audit Services
I.
Statement of Principles

The Committee is required to pre-approve the audit and non-audit services performed by the Independent Accountants in order to ensure that the provision of such services to the Company does not impair the independence of the Independent Accountants. Unless a type of service to be provided by the Independent Accountants has received general pre-approval, it will require specific pre-approval by the Committee. Any proposed services exceeding pre-approved fee levels will require specific pre-approval by the Committee.
Audit Services
The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.
In addition to the annual audit services engagement approved by the Committee, the Committee may grant pre-approval for other audit services, which are those services that only the Independent Accountants reasonably can provide, such as limited quarterly reviews, comfort letters, statutory audits, attest services, reports on internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended, consents and assistance with and review of documents filed with the SEC.
Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the Independent Accountants. All audit-related services must be separately pre-approved by the Committee.
Tax Services
Tax services include tax compliance, tax planning and tax advice. All tax services must be separately pre-approved by the Committee.
All Other Services
The Committee may grant pre-approval to those permissible non-audit services classified as “All Other Services” that it believes are routine and recurring services, and would not impair the independence of the Independent Accountants. Permissible All Other Services must be separately pre-approved by the Committee.
A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the Independent Accountants will be established periodically by the Committee. Any proposed services exceeding these levels will require specific pre-approval by the Committee.
Supporting Documentation
With respect to each proposed pre-approved service, the Independent Accountants will provide an engagement letter to the Committee regarding the specific services to be provided.
Procedures
Requests or applications to provide services that require specific pre-approval by the Committee will be submitted to the Committee by the Chief Financial Officer, and must include a statement as to whether, in his view, the request or application is consistent with the SEC’s rules on auditor independence.

Confirmation
The Independent Accountants will provide a written confirmation of its independence with respect to the Company to the Committee on an annual basis.

Exhibit 1: Prohibited Non-Audit Services
•
Bookkeeping or other services related to the accounting records or financial statements

•
Financial reporting systems design and implementation

•
Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•
Actuarial services

•
Internal audit outsourcing services

•
Management functions

•
Human resources

•
Broker-dealer, investment adviser or investment banking services

•
Legal services

•
Expert services unrelated to the audit

•
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

Annex B
SL INVESTMENT CORP.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
Purpose
The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) of SL Investment Corp., a Delaware corporation (together with any successor thereto, the “Company”), is appointed by the board of directors of the Company (the “Board”) pursuant to authority delegated to it by the Board to (i) select, research and nominate qualified nominees to be elected to the Board by the Company’s shareholders at the annual shareholders meeting; (ii) select qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board); (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company; (iv) oversee the evaluation of the Board and management; and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee.
Committee Membership
The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this charter of the Nominating and Corporate Governance Committee (this “Charter”), “Independent Directors” are members of the Board who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board. The Board shall designate the members of the Nominating and Corporate Governance Committee. The Board shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its Chair.
Authority
In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.
Responsibilities
The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board.
Pursuant to authority granted to it by the Board, the responsibilities of the Nominating and Corporate Governance Committee are as follows:
1.
The Nominating and Corporate Governance Committee shall consider and recruit candidates to fill positions on the Board (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board (or a committee thereof), an increase in the size of the Board (or a committee thereof) or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure. The Nominating and Corporate Governance Committee shall seek to enhance the perspectives and experiences of the Board through diversity in gender, ethnic background, geographic origin and professional experience.
2.
The Nominating and Corporate Governance Committee shall establish the criteria for evaluating (subject to Board approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board (or a committee thereof), which criteria shall include, at a minimum, the following:

(a)
to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the criteria, policies and principles set forth in this Charter; and

(b)
the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

In addition, the Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment a member of the Board, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.
3.
The Nominating and Corporate Governance Committee shall recommend the director and committee member nominees for approval by the Board and, if applicable, election by the shareholders of the Company.

4.
The Nominating and Corporate Governance Committee shall consider shareholder recommendations for possible nominees for election as members of the Board.

5.
The Nominating and Corporate Governance Committee shall annually evaluate the qualifications and diversity of current members of the Board who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board’s anticipated needs.

6.
The Nominating and Corporate Governance Committee shall, upon a significant change in a member of the Board’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board’s service to the Board, review, as appropriate, the continued membership of such member on the Board.

7.
The Nominating and Corporate Governance Committee shall report to the Board its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

8.
The Nominating and Corporate Governance Committee shall establish and recommend to the Board guidelines for the removal of members of the Board.

9.
The Nominating and Corporate Governance Committee shall review the desirability of term limits for members of the Board and recommend to the Board policies in this regard from time to time.

10.
The Nominating and Corporate Governance Committee shall evaluate the leadership structure of the Board, including the responsibilities of the Board with respect to the Company’s management and whether the Chair of the Board is an “interested person” of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chair of the Board is an “interested person” of the

Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.
11.
The Nominating and Corporate Governance Committee shall oversee the evaluation of the Board and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all members of the Board and report annually to the Board on the results of such evaluation.

12.
The Nominating and Corporate Governance Committee shall review periodically with the Chair of the Board and the Chief Executive Officer of the Company the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board with respect to the process for selection, and the selection, of individuals to occupy these positions.

13.
The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and submit any proposed modifications to the Board for approval.

14.
The Nominating and Corporate Governance Committee shall conduct an annual evaluation of the Board and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board at the end of such evaluation. The Nominating and Corporate Governance Committee shall discuss the annual evaluation with the full Board following the end of each fiscal year.

15.
The Nominating and Corporate Governance Committee shall monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company’s procedures to ensure proper compliance. The Nominating and Corporate Governance Committee shall also recommend amendments to the Company’s Code of Conduct to the Board as the Nominating and Corporate Governance Committee may deem appropriate.

Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the Board, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of its Chair, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chair of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee’s meetings unless the Board shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Nominating and Corporate Governance Committee may invite any member of the Board who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.
A majority, but not less than two, of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Approved: September 24, 2020

SCAN TOVIEW MATERIALS & VOTE SL INVESTMENT CORP.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com1585 BROADWAYNEW YORK, NEW YORK 10036Use the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MSSLIC2021You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EasternTime the day before the cut-off date or meeting date. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage - paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D48613-P56281KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY SL INVESTMENT CORP.The Board of Directors recommends you vote FOR the following:1.To elect two Directors, each to serve for a three-year term until his or her successor has been elected and qualified or until his or her earlier resignation, removal, death or incapacity: Nominees: 01)Jeffrey S. Levin02)Joan Binstock ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!! The Board of Directors recommends you vote FOR the following proposal:ForAgainstAbstain2.To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.!!!3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date
EVERY STOCKHOLDER’S VOTE IS IMPORTANTImportant Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders of SL Investment Corp. to Be Held Virtuallyon June 2, 2021.The Proxy Statement for this meeting is available at: www.proxyvote.comD48614-P56281SL INVESTMENT CORP.2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON JUNE 2, 2021This proxy is solicited on behalf of the Board of Directors of SL Investment Corp. (the “Fund”).The undersigned hereby constitutes and appoints Orit Mizrachi and Venugopal Rathi (or their duly authorized designees), and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on April 8, 2021 at the 2021 Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.virtualshareholdermeeting.com/MSSLIC2021 on June 2, 2021 at 9:00 a.m., Eastern Time. To participate in the Virtual Meeting, enter the 16-digit control number from the box marked by the arrow on reverse side of this card. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted "FOR" the Proposals described in the Proxy Statement. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

SCAN TO VIEW MATERIALS & VOTE SL INVESTMENT CORP. 1585 BROADWAYNEW YORK, NEW YORK 10036 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MSSLIC2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D48615-P56281KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYSL INVESTMENT CORP.For WithholdFor AllTo withhold authority to vote for any individualAllAllExcept nominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FORnumber(s) of the nominee(s) on the line below.the following:!!!1. To elect one Director, to serve for a three-year term untilher successor has been elected and qualified or until herearlier resignation, removal, death or incapacity:Nominee:01) Joan BinstockThe Board of Directors recommends you vote FOR the following proposal:ForAgainstAbstain2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.!!!3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANTImportant Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders of SL Investment Corp. to Be Held Virtuallyon June 2, 2021.The Proxy Statement for this meeting is available at: www.proxyvote.comD48616-P56281SL INVESTMENT CORP.2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON JUNE 2, 2021This proxy is solicited on behalf of the Board of Directors of SL Investment Corp. (the “Fund”).The undersigned hereby constitutes and appoints Orit Mizrachi and Venugopal Rathi (or their duly authorized designees), and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on April 8, 2021 at the 2021 Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.virtualshareholdermeeting.com/MSSLIC2021 on June 2, 2021 at 9:00 a.m., Eastern Time. To participate in the Virtual Meeting, enter the 16-digit control number from the box marked by the arrow on reverse side of this card. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted "FOR" the Proposals described in the Proxy Statement. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE